                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                              BOWATER INCORPORATED

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Bowater Incorporated, a Delaware corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, or other appropriate form, for shares of capital stock of the Corporation, hereby constitute and appoint Anthony H. Barash, David G. Maffucci and Wendy C. Shiba, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC and appropriate stock exchanges, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 1998

                                          /s/ Francis J. Aguilar
                                          --------------------------------------
                                          Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                              BOWATER INCORPORATED

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Bowater Incorporated, a Delaware corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, or other appropriate form, for shares of capital stock of the Corporation, hereby constitute and appoint Anthony H. Barash, David G. Maffucci and Wendy C. Shiba, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC and appropriate stock exchanges, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 1998

                                          /s/ H. David Aycock
                                          --------------------------------------
                                          Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                              BOWATER INCORPORATED

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Bowater Incorporated, a Delaware corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, or other appropriate form, for shares of capital stock of the Corporation, hereby constitute and appoint Anthony H. Barash, David G. Maffucci and Wendy C. Shiba, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC and appropriate stock exchanges, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 1998

                                          /s/ Richard Barth
                                          --------------------------------------
                                          Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                              BOWATER INCORPORATED

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Bowater Incorporated, a Delaware corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, or other appropriate form, for shares of capital stock of the Corporation, hereby constitute and appoint Anthony H. Barash, David G. Maffucci and Wendy C. Shiba, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC and appropriate stock exchanges, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 1998

                                          /s/ Kenneth M. Curtis
                                          --------------------------------------
                                          Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                              BOWATER INCORPORATED

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Bowater Incorporated, a Delaware corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, or other appropriate form, for shares of capital stock of the Corporation, hereby constitute and appoint Anthony H. Barash, David G. Maffucci and Wendy C. Shiba, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC and appropriate stock exchanges, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 1998

                                          /s/ Charles J. Howard
                                          --------------------------------------
                                          Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                              BOWATER INCORPORATED

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Bowater Incorporated, a Delaware corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, or other appropriate form, for shares of capital stock of the Corporation, hereby constitute and appoint Anthony H. Barash, David G. Maffucci and Wendy C. Shiba, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC and appropriate stock exchanges, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 1998

                                          /s/ Donald R. Melville
                                          --------------------------------------
                                          Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                              BOWATER INCORPORATED

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Bowater Incorporated, a Delaware corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, or other appropriate form, for shares of capital stock of the Corporation, hereby constitute and appoint Anthony H. Barash, David G. Maffucci and Wendy C. Shiba, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC and appropriate stock exchanges, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 1998

                                          /s/ James L. Pate
                                          --------------------------------------
                                          Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                              BOWATER INCORPORATED

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Bowater Incorporated, a Delaware corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-3, or other appropriate form, for shares of capital stock of the Corporation, hereby constitute and appoint Anthony H. Barash, David G. Maffucci and Wendy C. Shiba, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC and appropriate stock exchanges, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 1998

                                          /s/ John A. Rolls
                                          --------------------------------------
                                          Director